Exhibit 10.37

AMENDMENT NO. 2

TO

THE AMENDED AND RESTATED CREDIT AGREEMENT

This Amendment No. 2 to the Amended and Restated Credit Agreement (this “Amendment”) is made as of October 31, 2006, by and among THE COOPER COMPANIES, INC., a Delaware corporation (the “Borrower”), the lenders party to the Credit Agreement referred to below (the “Lenders”) and KEYBANK NATIONAL ASSOCIATION, as administrative agent for the Lenders (the Administrative Agent”).

RECITALS:

A.    The Borrower, the Administrative Agent and the Lenders are parties to the Amended and Restated Credit Agreement dated as of December 12, 2005 (as amended by Amendment No. 1 to the Amended and Restated Credit Agreement, dated as of July 31, 2006, among the Borrower, the Lenders party thereto and the Administrative Agent, and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B.    The Borrower, the Administrative Agent and the Lenders desire to amend the Credit Agreement to modify certain provisions thereof in the manner and to the extent set forth herein.

C.    Each capitalized term used herein shall be defined in accordance with the Credit Agreement.

AGREEMENT:

In consideration of the premises and mutual covenants herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Administrative Agent and the Lenders agree as follows:

1.    Amendment to Section 7.07(b). Section 7.07(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(b)    Total Leverage Ratio. The Borrower will not permit at any time the Total Leverage Ratio to be greater than the maximum ratio specified below during the period opposite such maximum ratio:

Period	Maximum Ratio
Closing Date through October 30, 2006	3.75 to 1.00
From October 31, 2006 through October 30, 2007	3.25 to 1.00
From October 31, 2007 through October 30, 2009	2.50 to 1.00
On October 31, 2009 and thereafter	2.00 to 1.00

2.    Conditions Precedent. The amendment set forth above shall become effective upon the satisfaction of the following conditions precedent:

(a)    this Amendment has been executed by the Borrower, the Administrative Agent and the Required Lenders, and counterparts hereof as so executed shall have been delivered to the Administrative Agent; and

(b)    each Subsidiary Guarantor has executed and delivered to the Administrative Agent the Subsidiary Guarantor Acknowledgment and Agreement attached hereto.

3.    Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that (a) the Borrower has the legal power and authority to execute and deliver this Amendment; (b) the officers executing this Amendment have been duly authorized to execute and deliver the same and bind the Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by the Borrower and the performance and observance by the Borrower of the provisions hereof do not violate or conflict with the organizational documents of the Borrower or any law applicable to the Borrower; (d) no Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof; (e) this Amendment constitutes a valid and binding obligation of the Borrower in every respect, enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law); and (f) each of the representations and warranties of the Credit Parties contained in the Credit Agreement, as amended by this Amendment, and the other Loan Documents are true and correct in all material respects as of the date hereof, except to the extent such representations and warranties relate to an earlier specified date, in which case such representations and warranties were true and correct in all material respects as of such specified date.

4.    Credit Agreement Unaffected. Each reference that is made in the Credit Agreement or any other Loan Document shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as herein otherwise specifically provided, all provisions of the Credit Agreement shall remain in full force and effect and be unaffected hereby.

5.    Waiver. The Borrower and each Subsidiary Guarantor, by signing below, hereby waives and releases, to the fullest extent permitted by applicable law, the Administrative Agent and each of the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of which the Borrower and any Subsidiary Guarantor is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

6.    Counterparts. This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

7.    Governing Law; Submission to Jurisdiction; Venue; Waiver of Jury Trial.

(a)    THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). TO THE FULLEST EXTENT PERMITTED BY LAW, THE BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK GOVERNS THIS

AMENDMENT. Any legal action or proceeding with respect to this Amendment may be brought in the Supreme Court of the State of New York sitting in New York County or in the United States District Court of the Southern District of New York, and, by execution and delivery of this Amendment, the Borrower hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts.

(b)    The Borrower hereby irrevocably waives any objection that it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Amendment brought in the courts referred to in Section 7(a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

(c)    EACH OF THE PARTIES TO THIS AMENDMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH.

(Signature page follows.)

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

THE COOPER COMPANIES, INC.

By:	/s/ Carol R. Kaufman
Name:	Carol R. Kaufman
Title:	Senior Vice President of Legal Affairs, Secretary and Chief Administrative Officer

KEYBANK NATIONAL ASSOCIATION, as Administrative Agent and as a Lender

By:	/s/ Marianne T. Meil
Name:	Marianne T. Meil
Title:	Senior Vice President

JPMORGAN CHASE BANK, N.A.

By:	/s/ Jana Chiat
Name:	Jana Chiat
Title:	Underwriter

ALLIED IRISH BANKS, P.L.C.

By:	/s/ Joseph Augustini
Name:	Joseph Augustini
Title:	Senior Vice President

By:	/s/ Margaret Brennan
Name:	Margaret Brennan
Title:	Senior Vice President

BANK OF AMERICA

By:	/s/ John C. Plecque
Name:	John C. Plecque
Title:	Senior Vice President

BNP PARIBAS

By:	/s/ Katherine Wolfe
Name:	Katherine Wolfe
Title:	Managing Director

By:	/s/ Sandy Bertram
Name:	Sandy Bertram
Title:	Vice President

CALYON NEW YORK BRANCH

By:	/s/ F. Frank Herrera
Name:	F. Frank Herrera
Title:	Director

By:	/s/ Richard Laborie
Name:	Richard Laborie
Title:	Director

CITICORP NORTH AMERICA, INC.

By:	/s/ Carrie Stead
Name:	Carrie Stead
Title:	VP

COMERICA BANK

By:	/s/ Don R. Carruth
Name:	Don R. Carruth
Title:	Assistant Vice President

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ David R. Campbell
Name:	David R. Campbell
Title:	Senior Vice President

HARRIS N.A.

By:	/s/ Todd Kastelwik
Name:	Todd Kastelwik
Title:	Vice President

HSBC BANK USA, NATIONAL ASSOCIATION

By:	/s/ Robert P. Reynolds
Name:	Robert P. Reynolds
Title:	First VP & Senior Relationship Manager

MANUFACTURERS AND TRADERS TRUST COMPANY

By:	/s/ Jon M. Fogle
Name:	Jon M. Fogle
Title:	Vice President

NATIONAL CITY BANK

By:	/s/ Pamela K. Maloney
Name:	Pamela K. Maloney
Title:	Vice President

THE BANK OF NEW YORK

By:
Name:
Title:

THE GOVERNOR & COMPANY OF THE BANK OF IRELAND

By:
Name:
Title:

SUNTRUST BANK

By:	/s/ William D. Priester
Name:	William D. Priester
Title:	Director

THE BANK OF NOVA SCOTIA

By:	/s/ Nadine Bell
Name:	Nadine Bell
Title:	Senior Manager

UNION BANK OF CALIFORNIA, N.A.

By:	/s/ Henry G. Montgomery
Name:	Henry G. Montgomery
Title:	Vice President

WELLS FARGO HSBC TRADE BANK, N.A.

By:	/s/ Juan J. Sanchez
Name:	Juan J. Sanchez
Title:	Vice President

MIZUHO CORPORATE BANK

By:
Name:
Title:

THE ROYAL BANK OF SCOTLAND PLC

By:	/s/ Alan Swetman
Name:	Alan Swetman
Title:	Head of Large Corporates South East

SUBSIDIARY GUARANTOR ACKNOWLEDGMENT AND AGREEMENT

Each of the undersigned (collectively, the “Subsidiary Guarantors” and, individually, each a “Subsidiary Guarantor”) consents and agrees to and acknowledges the terms of the foregoing Amendment No. 2 to the Amended and Restated Credit Agreement, dated as of October 31, 2006 (the “Amendment”). Each Subsidiary Guarantor specifically acknowledges the terms of and consents to the amendments set forth in the Amendment. Each Subsidiary Guarantor further agrees that its obligations pursuant to the Subsidiary Guaranty shall remain in full force and effect and be unaffected hereby.

Each Subsidiary Guarantor, by signing below, hereby waives and releases, to the fullest extent permitted by applicable law, the Administrative Agent and each of the Lenders and their respective directors, officers, employees, attorneys, affiliates, and subsidiaries from any and all claims, offsets, defenses, and counterclaims of which any of the Subsidiary Guarantors is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

EACH SUBSIDIARY GUARANTOR HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS SUBSIDIARY GUARANTOR ACKNOWLEDGMENT AND AGREEMENT OR THE AMENDMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH SUBSIDIARY GUARANTOR HEREBY CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER.

(Signature page follows.)

IN WITNESS WHEREOF, this Subsidiary Guarantor Acknowledgment and Agreement has been duly executed and delivered as of the date of the Amendment.

COOPERVISION, INC.

By:	/s/ Carol R. Kaufman
Name:	Carol R. Kaufman
Title:	Vice President & Secretary

COOPERVISION SURGICAL, INC.

By:	/s/ Carol R. Kaufman
Name:	Carol R. Kaufman
Title:	Vice President & Secretary

COOPERSURGICAL, INC.

By:	/s/ Carol R. Kaufman
Name:	Carol R. Kaufman
Title:	Vice President & Secretary

INLET MEDICAL, INCORPORATED

By:	/s/ Carol R. Kaufman
Name:	Carol R. Kaufman
Title:	Vice President & Secretary

NEOSURG TECHNOLOGIES, INC.

By:	/s/ Carol R. Kaufman
Name:	Carol R. Kaufman
Title:	Vice President & Secretary

COOPERVISION TECHNOLOGY LLC

By: Cooper Captive, Inc. as sole member

By:	/s/ Carol R. Kaufman
Name:	Carol R. Kaufman
Title:	Vice President & Secretary

COOPERSURGICAL ACQUISITION CORP.

By:	/s/ Carol R. Kaufman
Name:	Carol R. Kaufman
Title:	Vice President & Secretary

MEDSCAND (U.S.A.) INC.

By:	/s/ Carol R. Kaufman
Name:	Carol R. Kaufman
Title:	Vice President & Secretary

MEDASONICS, INC.

By:	/s/ Carol R. Kaufman
Name:	Carol R. Kaufman
Title:	Vice President & Secretary

SAGE IN-VITRO FERTILIZATION, INC.

By:	/s/ Carol R. Kaufman
Name:	Carol R. Kaufman
Title:	Vice President & Secretary

UNIMAR, INC.

By:	/s/ Carol R. Kaufman
Name:	Carol R. Kaufman
Title:	Vice President & Secretary

PRISM ENTERPRISES, INC.

By:	/s/ Carol R. Kaufman
Name:	Carol R. Kaufman
Title:	Vice President & Secretary

TCC ACQUISITION CORP.

By:	/s/ Carol R. Kaufman
Name:	Carol R. Kaufman
Title:	Vice President & Secretary

SUNSOFT CORPORATION

By:	/s/ Carol R. Kaufman
Name:	Carol R. Kaufman
Title:	Vice President & Secretary

INLET MEDICAL, INCORPORATED

By:	/s/ Carol R. Kaufman
Name:	Carol R. Kaufman
Title:	Vice President & Secretary

NEOSURG TECHNOLOGIES, INC.

By:	/s/ Carol R. Kaufman
Name:	Carol R. Kaufman
Title:	Vice President & Secretary